Exhibit 99.01

Green Dot Corporation Announces Retirement of Founder & CEO Steve Streit

•	Board Chair, William I. Jacobs, appointed interim CEO and Audit Committee Chair, J. Chris Brewster, appointed interim President

•	Concurrent retirement of CFO, Mark Shifke and appointment of Jess Unruh, Operational Chief Financial Officer and Chief Accounting Officer as interim CFO

•	Company Reiterates 2019 Financial Outlook
PASADENA, CA - December 18, 2019 – Green Dot Corporation (NYSE: GDOT) (“the Company”) today announced the retirement of Green Dot CEO and Founder, Steve Streit. Mr. Streit will also retire from Green Dot’s Holding Company Board and as Chairman of the Green Dot Bank board. Mr. Streit’s retirement initiates an orderly management succession and transition process under which Mr. Streit will transition to the role of “Chief Innovation Officer” as an independent advisor while Green Dot Board Chairman, William I. Jacobs, will serve as interim Chief Executive Officer and J. Christopher Brewster, Chair of the Audit Committee, will serve as interim president. As part of this process, Green Dot CFO, Mark Shifke, will retire concurrent to Mr. Streit and Jess Unruh, Operational Chief Financial Officer and Chief Accounting Officer, will serve as interim Chief Financial Officer. All transitions will become effective on December 31, 2019.
Board Chair and interim CEO, Mr. Jacobs said, “Steve revolutionized banking services 20 years ago with his insight into innovation, consumer behaviors and market changes. The foundation laid by Steve leaves Green Dot well positioned to continue to lead and transform the financial services industry in the future. I want to thank both Steve and Mark for their many years of service to the Company.”
Founder Mr. Streit said, “October marked Green Dot’s 20th anniversary and the benchmark for when I promised myself and my family that I would retire from my role as Green Dot’s CEO. While I didn’t provide the Board with any specific timeframe or date for my desired transition, earlier this year as part of our routine succession planning, the Board established a Search Committee and retained a recruiter to identify strong candidates. It is my belief that the recruiter now has the opportunity to be even more productive with my retirement public. I will still be associated with Green Dot as an independent advisor and I remain a large investor who believes strongly in Green Dot’s future prospects. It has been an honor to be Green Dot’s CEO for so many years and I am deeply thankful to our investors, board, business partners, regulators, employees and, most of all, our millions of customers without whom nothing would have ever mattered.”
Outlook
Green Dot has reaffirmed its most recent outlook for 2019. Green Dot’s outlook is based on a number of assumptions that management believes are reasonable at the time of this release. Information regarding potential risks that could cause the actual results to differ from these forward-looking statements is set forth below and in Green Dot's filings with the Securities and Exchange Commission.
Total Non-GAAP Operating Revenues1

•	Green Dot expects its full year non-GAAP total operating revenues[1] to finish approximately at the low end of its previous guidance range of $1.060 billion to $1.080 billion.
Adjusted EBITDA1

•	Green Dot expects its full year adjusted EBITDA[1] to finish at the low end of its previous guidance range of $240 million to $244 million.
Non-GAAP EPS1

•	Green Dot expects its full year non-GAAP EPS[1] to finish around $2.73, in line with its previous guidance range of $2.71 to $2.77.

1 For additional information, see reconciliations of forward-looking guidance for these non-GAAP financial measures to their respective, most directly comparable projected GAAP financial measures provided in the tables immediately following the reconciliation of Net Income to Adjusted EBITDA.

About Mr. Streit
Steve Streit founded Green Dot in 1999 from his Pasadena home. Since that time, Mr. Streit launched one of the most famous consumer brands in financial services and an entire industry of products and services that are today staples in the homes of millions of Americans. Just some of Mr. Streit’s inventions include the retailer-sold reloadable prepaid debit card, the first retail-based “reload” cash processing network, the first fully mobile checking account app (GoBank) and, of course, most recently, the “Unlimited Cash Back Bank Account,” by Green Dot and “Green Dot BaaS,” the Banking as a Service concept that today powers an entire industry of new digital banking entrants. In addition to the products themselves, Mr. Streit invented the financial and technology ecosystems that power the entire branchless banking industry. From founding Green Dot Bank- the only U.S. fintech bank charter to have ever been approved- to designing how retail POS systems sell bank accounts, to fraud and AML controls, to secure packaging and supply chain to designing many of the compliance and regulatory frameworks that are used today in the digital banking industry, Mr. Streit’s contributions to the financial services industry have had an enduring influence on practically every branchless banking product, banking app, prepaid card, neobank account and fintech mobile app that exists today.
About Mr. Jacobs
William I. Jacobs sits on the Board of Directors of Global Payments, Inc., a payment processing services company, having served as Chairman from June 2014 until September of 2019.  He served as Lead Independent Director of that company from 2002 until 2014. Prior to joining Global Payments, Mr. Jacobs served as Managing Director and Chief Financial Officer of The New Power Company. From 1995 to 2000, Mr. Jacobs served in various senior roles at MasterCard International. Prior to MasterCard, Mr. Jacobs served as Executive Vice President, Chief Operating Officer of Financial Security Assurance, Inc., from 1984 to 1994. Mr. Jacobs previously served on the board of directors of Asset Acceptance Capital Corp., Investment Technology Group, Inc., and Alpharma, Inc. Mr. Jacobs currently serves on the Board of Directors and chairs the Compensation committee for Repay, a payment processing company headquartered in Atlanta. He is also an Operating Partner at Corsair Capital, a private equity company.  Mr. Jacobs holds a B.S. degree in business administration from The American University and a J.D. from The Washington College of Law of The American University.
About Mr. Brewster
J. Chris Brewster most recently served as Chief Financial Officer of Cardtronics, Inc., a provider of automated consumer financial services through ATMs and other devices, from 2004 until February 2016. Prior to joining Cardtronics, Mr. Brewster served as Executive Vice President and Chief Financial Officer of Imperial Sugar Company. Earlier in his career, Mr. Brewster served as a partner of Bellmeade Capital Partners, LLC; Chief Financial Officer of Sanifill, Inc.; and Chief Financial Officer of National Convenience Stores, Inc. Mr. Brewster holds a B.S. degree in industrial management from the Massachusetts Institute of Technology and an M.B.A. degree from Harvard Business School.
About Mr. Unruh
Jess Unruh has been the Company’s Operational Chief Financial Officer since October 2016 and Chief Accounting Officer since May 2015. He joined Green Dot in 2009 and has held numerous positions including VP of financial reporting and director of accounting projects. Prior to Green Dot he was an senior associate at Ernst & Young. Mr. Unruh holds a B.S. degree in business administration and accounting from University of Southern California.
Forward-Looking Statements
This press release contains forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements include, among other things, statements regarding the Company's future performance under "Outlook" and other future events that involve risks and uncertainties. Actual results may differ materially from those contained in the forward-

looking statements contained in this press release, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from those projected include, among other things, the timing and impact of revenue growth activities, the Company's dependence on revenues derived from Walmart, impact of competition, the Company's reliance on retail distributors for the promotion of its products and services, demand for the Company's new and existing products and services, continued and improving returns from the Company's investments in new growth initiatives, potential difficulties in integrating operations of acquired entities and acquired technologies, the Company's ability to operate in a highly regulated environment, changes to existing laws or regulations affecting the Company's operating methods or economics, the Company's reliance on third-party vendors, changes in credit card association or other network rules or standards, changes in card association and debit network fees or products or interchange rates, instances of fraud developments in the prepaid financial services industry that impact prepaid debit card usage generally, business interruption or systems failure, and the Company's involvement litigation or investigations. These and other risks are discussed in greater detail in the Company's Securities and Exchange Commission filings, including its most recent annual report on Form 10-K and quarterly report on Form 10-Q, which are available on the Company's investor relations website at ir.greendot.com and on the SEC website at www.sec.gov. All information provided in this release and in the attachments is as of December 18, 2019, and the Company assumes no obligation to update this information as a result of future events or developments.
About Non-GAAP Financial Measures
To supplement the Company's consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (GAAP), the Company uses measures of operating results that are adjusted to exclude, among other things, non-operating net interest income and expense; income tax benefit and expense; depreciation and amortization, including amortization of acquired intangibles; certain other acquisition related adjustments; employee stock-based compensation and related employer payroll taxes; change in the fair value of contingent consideration; impairment charges; extraordinary severance and related restructuring expenses; realized gains or losses on the sale of investment securities; commissions and certain processing-related costs associated with BaaS products and services where the Company does not control customer acquisition, other charges and income; and income tax effects. This earnings release includes non-GAAP total operating revenues, adjusted EBITDA, non-GAAP net income, and non-GAAP diluted earnings per share. It also includes full-year 2019 guidance for non-GAAP total operating revenues, adjusted EBITDA, non-GAAP net income and non-GAAP earnings per share. These non-GAAP financial measures are not calculated or presented in accordance with, and are not alternatives or substitutes for, financial measures prepared in accordance with GAAP, and should be read only in conjunction with the Company's financial measures prepared in accordance with GAAP. The Company's non-GAAP financial measures may be different from similarly-titled non-GAAP financial measures used by other companies. The Company believes that the presentation of non-GAAP financial measures provides useful information to management and investors regarding underlying trends in its consolidated financial condition and results of operations. The Company's management regularly uses these supplemental non-GAAP financial measures internally to understand, manage and evaluate the Company's business and make operating decisions. For additional information regarding the Company's use of non-GAAP financial measures and the items excluded by the Company from one or more of its historic and projected non-GAAP financial measures, investors are encouraged to review the reconciliations of the Company's historic and projected non-GAAP financial measures to the comparable GAAP financial measures, which are attached to this earnings release, and which can be found by clicking on “Financial Information” in the Investor Relations section of the Company's website at http://ir.greendot.com/.
About Green Dot
Green Dot Corporation, [NYSE:GDOT], is a financial technology leader and bank holding company with a mission to power the banking industry’s branchless future. Enabled by propriety technology and Green Dot’s wholly-owned commercial bank charter, Green Dot’s “Banking as a Service” platform is used by a growing list of America’s most prominent consumer and technology companies to design and deploy their own bespoke banking solutions to their customers and partners; while Green Dot uses that same integrated technology and banking platform to design and deploy its own leading collection of banking and financial services products directly to consumers through one of the largest retail banking distribution platforms in America. Green Dot products are marketed under brand names such as Green Dot, GoBank, MoneyPak, AccountNow, RushCard and RapidPay, and can be acquired through more than 100,000 retailers nationwide, thousands of corporate paycard partners, several “direct-2-consumer” branded websites, thousands of tax return preparation offices and accounting firms, thousands of neighborhood check cashing locations and both of the leading app stores. Green Dot Corporation is headquartered in Pasadena, California, with additional facilities throughout the United States and in Shanghai, China.
Contacts
Investor Relations
626-765-2427
IR@greendot.com
Or
Media Relations
Brian Ruby, 203-682-8268
Brian.Ruby@icrinc.com

GREEN DOT CORPORATION
Reconciliation of Forward Looking Guidance for Non-GAAP Financial Measures to
Projected Non-GAAP Total Operating Revenues (1)
(Unaudited)

	FY 2019
	Range
	Low	High
	(In millions)
Total operating revenues	$1,111	1,131
Net revenue adjustments (2)	(51)	(51)
Non-GAAP total operating revenues	$1,060	$1,080

Reconciliation of Forward Looking Guidance for Non-GAAP Financial Measures to
Projected Adjusted EBITDA (1)
(Unaudited)

	FY 2019
	Range
	Low	High
	(In millions)
Net income	$89.5	$92.8
Adjustments (3)	150.5	151.2
Adjusted EBITDA	$240.0	$244.0

Non-GAAP total operating revenues	$1,080	$1,060
Adjusted EBITDA / Non-GAAP total operating revenues (Adjusted EBITDA margin)	22.2%	23%

Reconciliation of Forward Looking Guidance for Non-GAAP Financial Measures to
Projected Non-GAAP Net Income (1)
(Unaudited)

	FY 2019
	Range
	Low	High
	(In millions, except per share data)
Net income	$89.5	$92.8
Adjustments (3)	56.4	56.2
Non-GAAP net income	$145.9	$149.0
Diluted earnings per share
GAAP	$1.66	$1.72
Non-GAAP	$2.71	$2.77

Diluted weighted-average shares issued and outstanding	53.8	53.8

(1)
To supplement the Company’s consolidated financial statements presented in accordance with GAAP, the Company uses measures of operating results that are adjusted to exclude various, primarily non-cash, expenses and charges. These financial measures are not calculated or presented in accordance with GAAP and should not be considered as alternatives to or substitutes for operating revenues, operating income, net income or any other measure of financial performance calculated and presented in accordance with GAAP. These financial measures may not be comparable to similarly-titled measures of other organizations because other organizations may not calculate their measures in the same manner as the Company does. These financial measures are adjusted to eliminate the impact of items that the Company does not consider indicative of its core operating performance. You are encouraged to evaluate these adjustments and the reasons the Company considers them appropriate.

The Company believes that the non-GAAP financial measures it presents are useful to investors in evaluating the Company’s operating performance for the following reasons:

▪
the Company records employee stock-based compensation from period to period. By comparing the Company’s adjusted EBITDA, non-GAAP net income and non-GAAP diluted earnings per share in different historical periods, investors can evaluate the Company’s operating results without the additional variations caused by employee stock-based compensation expense and related employer payroll taxes, which may not be comparable from period to period due to changes in the fair market value of the Company’s Class A common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers) and is not a key measure of the Company’s operations;

▪
adjusted EBITDA is widely used by investors to measure a company’s operating performance without regard to items, such as non-operating net interest income and expense, income tax benefit and expense, depreciation and amortization, employee stock-based compensation and related employer payroll taxes, changes in the fair value of contingent consideration, impairment charges, severance costs related to extraordinary personnel reductions, and other charges and income that can vary substantially from company to company depending upon their respective financing structures and accounting policies, the book values of their assets, their capital structures and the methods by which their assets were acquired; and

▪	securities analysts use adjusted EBITDA as a supplemental measure to evaluate the overall operating performance of companies.
The Company’s management uses the non-GAAP financial measures:

▪	as measures of operating performance, because they exclude the impact of items not directly resulting from the Company’s core operations;

▪	for planning purposes, including the preparation of the Company’s annual operating budget;

▪	to allocate resources to enhance the financial performance of the Company’s business;

▪	to evaluate the effectiveness of the Company’s business strategies;

▪	to establish metrics for variable compensation; and

▪	in communications with the Company’s board of directors concerning the Company’s financial performance.
The Company understands that, although adjusted EBITDA and other non-GAAP financial measures are frequently used by investors and securities analysts in their evaluations of companies, these measures have limitations as an analytical tool, and you should not consider them in isolation or as substitutes for analysis of the Company’s results of operations as reported under GAAP. Some of these limitations are:

▪	that these measures do not reflect the Company’s capital expenditures or future requirements for capital expenditures or other contractual commitments;

▪	that these measures do not reflect changes in, or cash requirements for, the Company’s working capital needs;

▪	that these measures do not reflect interest expense or interest income;

▪	that these measures do not reflect cash requirements for income taxes;

▪
that, although depreciation and amortization are non-cash charges, the assets being depreciated or amortized will often have to be replaced in the future, and these measures do not reflect any cash requirements for these replacements; and

▪	that other companies in the Company’s industry may calculate these measures differently than the Company does, limiting their usefulness as comparative measures.

(2)	Represents commissions and certain processing-related costs associated with Banking as a Service ("BaaS") products and services where Green Dot does not control customer acquisition.

(3)
These amounts represent estimated adjustments for non-operating net interest income, income taxes, depreciation and amortization, employee stock-based compensation and related employer taxes, contingent consideration, impairment charges, severance costs related to extraordinary personnel reductions, and other income and expenses. Employee stock-based compensation expense includes assumptions about the future fair value of the Company’s Class A common stock (which is influenced by external factors like the volatility of public markets and the financial performance of the Company’s peers).